Putnam Research Fund
The fund's portfolio
10/31/20 (Unaudited)

COMMON STOCKS (96.5%)(a)
	Shares	Value
Aerospace and defense (1.5%)
Boeing Co. (The)	3,457	$499,156
General Dynamics Corp.	6,963	914,451
Northrop Grumman Corp.	4,932	1,429,392
Raytheon Technologies Corp.	48,997	2,661,517

		5,504,516
Air freight and logistics (0.4%)
FedEx Corp.	5,928	1,538,138

		1,538,138
Airlines (0.3%)
Southwest Airlines Co.	28,520	1,127,396

		1,127,396
Automobiles (0.2%)
Fisker, Inc. (Rights)(NON)(F)	72,227	659,144

		659,144
Banks (1.4%)
Citigroup, Inc.	118,825	4,921,731

		4,921,731
Beverages (2.1%)
Coca-Cola Co. (The)	41,812	2,009,485
PepsiCo, Inc.	40,270	5,367,588

		7,377,073
Biotechnology (2.8%)
AbbVie, Inc.	51,038	4,343,334
Alexion Pharmaceuticals, Inc.(NON)	5,802	668,042
Amgen, Inc.	9,032	1,959,402
Biogen, Inc.(NON)	5,568	1,403,526
Regeneron Pharmaceuticals, Inc.(NON)	2,912	1,582,847

		9,957,151
Building products (1.2%)
Carrier Global Corp.	27,022	902,265
Fortune Brands Home & Security, Inc.	19,758	1,597,829
Johnson Controls International PLC	41,793	1,764,083

		4,264,177
Capital markets (3.8%)
Charles Schwab Corp. (The)	61,288	2,519,550
Goldman Sachs Group, Inc. (The)	22,410	4,236,386
Intercontinental Exchange, Inc.	18,269	1,724,594
KKR & Co., Inc. Class A	69,299	2,366,561
Morgan Stanley	40,417	1,946,079
Quilter PLC (United Kingdom)	542,376	858,636

		13,651,806
Chemicals (1.3%)
Albemarle Corp.(S)	4,449	414,691
Corteva, Inc.	9,892	326,238
Dow, Inc.	18,061	821,595
DuPont de Nemours, Inc.	5,630	320,234
Eastman Chemical Co.	5,211	421,257
Ecolab, Inc.	2,105	386,457
Linde PLC	951	209,543
Sherwin-Williams Co. (The)	2,813	1,935,288

		4,835,303
Construction materials (0.1%)
Summit Materials, Inc. Class A(NON)	17,290	305,860

		305,860
Containers and packaging (0.5%)
Avery Dennison Corp.	5,113	707,588
Ball Corp.	7,568	673,552
Packaging Corp. of America	3,505	401,287

		1,782,427
Diversified financial services (0.7%)
Berkshire Hathaway, Inc. Class B(NON)	13,323	2,689,914

		2,689,914
Electric utilities (3.1%)
Exelon Corp.	68,060	2,714,913
NextEra Energy, Inc.	47,168	3,453,169
NRG Energy, Inc.	140,733	4,449,978
Southern Co. (The)	9,690	556,691

		11,174,751
Electrical equipment (0.8%)
Eaton Corp. PLC	29,028	3,012,817

		3,012,817
Electronic equipment, instruments, and components (0.3%)
Vontier Corp.(NON)	33,733	969,486

		969,486
Entertainment (1.8%)
Activision Blizzard, Inc.	85,420	6,468,857

		6,468,857
Equity real estate investment trusts (REITs) (1.6%)
Boston Properties, Inc.(R)	9,314	674,427
Gaming and Leisure Properties, Inc.(R)	104,036	3,781,709
Outfront Media, Inc.(R)	97,178	1,274,004

		5,730,140
Food and staples retail (1.8%)
BJ's Wholesale Club Holdings, Inc.(NON)	5,497	210,480
Costco Wholesale Corp.	6,021	2,153,230
Walmart, Inc.	30,384	4,215,780

		6,579,490
Food products (0.8%)
ConAgra Foods, Inc.	37,481	1,315,208
McCormick & Co., Inc. (non-voting shares)	8,533	1,540,292

		2,855,500
Health-care equipment and supplies (3.6%)
Abbott Laboratories	24,369	2,561,426
Baxter International, Inc.	19,861	1,540,618
Boston Scientific Corp.(NON)	44,064	1,510,073
Cooper Cos., Inc. (The)	3,511	1,120,185
Danaher Corp.	12,582	2,888,072
DexCom, Inc.(NON)	2,163	691,252
Intuitive Surgical, Inc.(NON)	876	584,362
Medtronic PLC	12,181	1,225,043
Zimmer Biomet Holdings, Inc.	6,669	880,975

		13,002,006
Health-care providers and services (2.1%)
Cigna Corp.	13,992	2,336,245
Humana, Inc.	2,306	920,740
Laboratory Corp. of America Holdings(NON)	875	174,799
UnitedHealth Group, Inc.	13,637	4,161,194

		7,592,978
Hotels, restaurants, and leisure (1.4%)
Aramark	24,937	691,752
Chipotle Mexican Grill, Inc.(NON)	1,366	1,641,222
Hilton Worldwide Holdings, Inc.	17,512	1,537,729
Penn National Gaming, Inc.(NON)(S)	11,770	635,345
Wynn Resorts, Ltd.	8,574	621,015

		5,127,063
Household products (2.1%)
Procter & Gamble Co. (The)	55,015	7,542,557

		7,542,557
Independent power and renewable electricity producers (—%)
AES Corp. (The)	7,059	137,651

		137,651
Industrial conglomerates (1.3%)
3M Co.	6,699	1,071,572
General Electric Co.	91,173	676,504
Honeywell International, Inc.	10,150	1,674,243
Roper Technologies, Inc.	3,470	1,288,550

		4,710,869
Insurance (2.6%)
AIA Group, Ltd. (Hong Kong)	94,400	890,316
American International Group, Inc.	83,784	2,638,358
Assured Guaranty, Ltd.	89,469	2,284,143
AXA SA (France)	98,803	1,587,979
Prudential PLC (United Kingdom)	166,644	2,035,385

		9,436,181
Interactive media and services (5.3%)
Alphabet, Inc. Class A(NON)	7,182	11,606,902
Facebook, Inc. Class A(NON)	28,774	7,570,727

		19,177,629
Internet and direct marketing retail (5.7%)
Amazon.com, Inc.(NON)	6,035	18,323,165
Booking Holdings, Inc.(NON)	1,310	2,125,475

		20,448,640
IT Services (7.8%)
Fidelity National Information Services, Inc.	39,646	4,939,495
Fiserv, Inc.(NON)	62,463	5,963,343
Mastercard, Inc. Class A	15,419	4,450,540
PayPal Holdings, Inc.(NON)	35,928	6,687,279
Visa, Inc. Class A	25,685	4,667,221
WEX, Inc.(NON)	8,615	1,090,228

		27,798,106
Leisure products (0.3%)
Hasbro, Inc.	13,715	1,134,505

		1,134,505
Life sciences tools and services (1.7%)
Avantor, Inc.(NON)	51,497	1,198,335
Bio-Rad Laboratories, Inc. Class A(NON)	2,433	1,426,760
Illumina, Inc.(NON)	1,173	343,337
Thermo Fisher Scientific, Inc.	6,808	3,221,001

		6,189,433
Machinery (0.9%)
Deere & Co.	4,792	1,082,561
Otis Worldwide Corp.	26,926	1,650,025
Pentair PLC	11,139	554,277

		3,286,863
Media (1.6%)
Charter Communications, Inc. Class A(NON)	9,236	5,576,882

		5,576,882
Metals and mining (1.0%)
Anglo American PLC (United Kingdom)	39,423	925,025
Freeport-McMoRan, Inc. (Indonesia)	83,573	1,449,156
Newmont Corp.	20,670	1,298,903

		3,673,084
Multi-utilities (0.5%)
Ameren Corp.	19,785	1,604,959
Sempra Energy	2,744	343,988

		1,948,947
Multiline retail (1.3%)
Dollar General Corp.	8,182	1,707,665
Target Corp.	18,434	2,806,023

		4,513,688
Oil, gas, and consumable fuels (1.4%)
Cairn Energy PLC (United Kingdom)(NON)	233,787	420,991
Cenovus Energy, Inc. (Canada)	410,994	1,344,993
Phillips 66	9,437	440,330
Royal Dutch Shell PLC Class A (United Kingdom)	65,335	817,129
TOTAL SA (France)	32,662	982,188
Whiting Petroleum Corp.(NON)	25,075	366,095
Williams Cos., Inc. (The)	28,259	542,290

		4,914,016
Pharmaceuticals (3.2%)
Bristol-Myers Squibb Co.	35,750	2,089,588
Eli Lilly and Co.	16,886	2,202,948
Johnson & Johnson	24,036	3,295,576
Merck & Co., Inc.	27,688	2,082,414
Pfizer, Inc.	50,773	1,801,426

		11,471,952
Professional services (0.4%)
CoStar Group, Inc.(NON)	1,708	1,406,726

		1,406,726
Road and rail (1.6%)
Old Dominion Freight Line, Inc.	5,380	1,024,191
Union Pacific Corp.	27,024	4,788,383

		5,812,574
Semiconductors and semiconductor equipment (6.2%)
Advanced Micro Devices, Inc.(NON)	41,453	3,120,996
Cree, Inc.(NON)(S)	33,054	2,102,234
Monolithic Power Systems, Inc.	11,759	3,758,176
NVIDIA Corp.	4,005	2,007,947
NXP Semiconductors NV	47,194	6,376,853
Texas Instruments, Inc.	32,616	4,715,948

		22,082,154
Software (8.7%)
Adobe, Inc.(NON)	14,054	6,283,543
Microsoft Corp.	102,418	20,736,565
Salesforce.com, Inc.(NON)	16,017	3,720,269

		30,740,377
Specialty retail (2.6%)
Advance Auto Parts, Inc.	3,066	451,560
Burlington Stores, Inc.(NON)	1,411	273,141
CarMax, Inc.(NON)	15,481	1,338,178
Home Depot, Inc. (The)	25,311	6,750,696
TJX Cos., Inc. (The)	9,871	501,447

		9,315,022
Technology hardware, storage, and peripherals (4.1%)
Apple, Inc.	135,229	14,721,029

		14,721,029
Textiles, apparel, and luxury goods (0.7%)
Levi Strauss & Co. Class A	28,691	452,744
NIKE, Inc. Class B	17,427	2,092,634

		2,545,378
Tobacco (0.4%)
Altria Group, Inc.	41,947	1,513,448

		1,513,448
Trading companies and distributors (0.4%)
United Rentals, Inc.(NON)	5,300	944,937
Yellow Cake PLC 144A (United Kingdom)(NON)	135,591	333,750

		1,278,687
Wireless telecommunication services (1.1%)
T-Mobile US, Inc.(NON)	35,124	3,848,537

		3,848,537

Total common stocks (cost $261,896,561)		$346,352,659

CONVERTIBLE PREFERRED STOCKS (0.2%)(a)
	Shares	Value
KKR & Co., Inc. $3.00 cv. pfd.(NON)(S)	12,696	$660,700

Total convertible preferred stocks (cost $634,800)		$660,700

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 2.00%, 8/15/25(i)	$133,000	$143,855

Total U.S. treasury obligations (cost $143,855)		$143,855

SHORT-TERM INVESTMENTS (4.3%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.18%(AFF)	Shares	3,409,727	$3,409,727
Putnam Short Term Investment Fund Class P 0.17%(AFF)	Shares	10,392,070	10,392,070
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%(P)	Shares	380,000	380,000
U.S. Treasury Bills 0.093%, 11/5/20(SEG)(SEGSF)		$800,000	799,995
U.S. Treasury Bills 0.101%, 12/8/20(SEG)(SEGSF)		500,000	499,956

Total short-term investments (cost $15,481,738)			$15,481,748
TOTAL INVESTMENTS

Total investments (cost $278,156,954)			$362,638,962

	FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $40,810,184) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/16/20	$5,482,140	$5,639,007	$156,867
		Canadian Dollar	Sell	1/20/21	1,350,842	1,356,739	5,897
	Barclays Bank PLC
		British Pound	Sell	12/16/20	5,171,508	5,319,821	148,313
		Canadian Dollar	Sell	1/20/21	336,622	338,112	1,490
		Euro	Sell	12/16/20	1,366,027	1,392,595	26,568
	Citibank, N.A.
		British Pound	Buy	12/16/20	1,697,658	1,746,022	(48,364)
		Canadian Dollar	Sell	1/20/21	933,124	937,255	4,131
		Euro	Sell	12/16/20	1,576,696	1,607,283	30,587
		Swiss Franc	Buy	12/16/20	754,499	760,493	(5,994)
	Goldman Sachs International
		British Pound	Sell	12/16/20	1,372,382	1,412,970	40,588
		Canadian Dollar	Buy	1/20/21	1,757,746	1,765,716	(7,970)
	HSBC Bank USA, National Association
		British Pound	Buy	12/16/20	1,153,760	1,152,436	1,324
		Euro	Sell	12/16/20	1,029,446	1,049,340	19,894
	JPMorgan Chase Bank N.A.
		British Pound	Buy	12/16/20	1,848,892	1,901,648	(52,756)
		Canadian Dollar	Sell	1/20/21	1,142,696	1,147,802	5,106
		Swiss Franc	Sell	12/16/20	752,424	758,492	6,068
	State Street Bank and Trust Co.
		British Pound	Buy	12/16/20	2,380,998	2,429,541	(48,543)
		Canadian Dollar	Sell	1/20/21	609,268	612,019	2,751
		Hong Kong Dollar	Sell	11/18/20	954,955	955,022	67
		Israeli Shekel	Buy	1/20/21	2,142	2,148	(6)
	UBS AG
		British Pound	Buy	12/16/20	2,950,426	3,035,205	(84,779)
		Euro	Buy	12/16/20	324,689	330,992	(6,303)
	WestPac Banking Corp.
		British Pound	Sell	12/16/20	3,570,136	3,671,692	101,556
		Canadian Dollar	Buy	1/20/21	1,138,867	1,156,930	(18,063)
		Euro	Buy	12/16/20	324,689	330,904	(6,215)

	Unrealized appreciation						551,207

	Unrealized (depreciation)						(278,993)

	Total						$272,214
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/20 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	37	$6,049,426	$6,039,695	Dec-20	$(427,031)

Unrealized appreciation					—

Unrealized (depreciation)					(427,031)

Total					$(427,031)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$3,342,944	$3,138,701	$—	12/15/20	1 month USD-LIBOR-BBA minus 0.58% — Monthly	Russell 2000 Total Return Index — Monthly	$203,876

Upfront premium received		—	Unrealized appreciation			203,876

Upfront premium (paid)		—	Unrealized (depreciation)			—

Total		$—			Total	$203,876

Key to holding's currency abbreviations
OTC	Over-the-counter
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2020 through October 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $358,922,524.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 10/31/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$4,873,816	$12,785,138	$14,249,227	$1,541	$3,409,727
	Putnam Short Term Investment Fund**	10,151,743	28,730,652	28,490,325	7,134	10,392,070

	Total Short-term investments	$15,025,559	$41,515,790	$42,739,552	$8,675	$13,801,797
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $3,409,727, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $3,328,147.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $446,981.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $451,978.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $935,215 to cover certain derivative contracts and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $198,035 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $451,978 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$35,071,905	$—	$—
Consumer discretionary	43,084,296	—	659,144
Consumer staples	25,868,068	—	—
Energy	4,914,016	—	—
Financials	29,809,316	890,316	—
Health care	48,213,520	—	—
Industrials	31,942,763	—	—
Information technology	96,311,152	—	—
Materials	10,596,674	—	—
Real estate	5,730,140	—	—
Utilities	13,261,349	—	—

Total common stocks	344,803,199	890,316	659,144
Convertible preferred stocks	660,700	—	—
U.S. treasury obligations	—	143,855	—
Short-term investments	10,772,070	4,709,678	—

Totals by level	$356,235,969	$5,743,849	$659,144
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$272,214	$—
Futures contracts	(427,031)	—	—
Total return swap contracts	—	203,876	—

Totals by level	$(427,031)	$476,090	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	40
Forward currency contracts (contract amount)	$40,800,000
OTC total return swap contracts (notional)	$3,300,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com